UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016 (January 28, 2016)

CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Lakeview Avenue, Suite 200 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)

Not Applicable
(Registrant's Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2016, the Board of Trustees (the “Board”) of Chatham Lodging Trust (the “Company”) approved, as recommended by the Compensation Committee of the Board (the “Compensation Committee”), compensatory arrangements in which the executive officers of the Company will participate. The arrangements relate to compensation for 2015 and 2016 and are described in further detail below.
Cash Bonus Compensation for 2015
Upon the recommendations of the Compensation Committee, the Board approved payment of cash bonuses to each of the Company’s four named executive officers for performance in 2015. To reward their execution of the Company’s investment strategy, their execution of multiple transactions and successful capital markets activities, the Board awarded to each of the named executive officers listed below (each an “NEO” and collectively, the “NEOs”) a cash bonus for 2015 as follows:

Jeffrey H. Fisher, the Company’s Chairman, President and Chief Executive Officer, awarded $1,000,000.

Dennis M. Craven, the Company’s Executive Vice President and Chief Operating Officer, awarded $375,000.

Peter Willis, the Company’s Executive Vice President and Chief Investment Officer, awarded $345,000.

Jeremy Wegner, the Company’s Senior Vice President and Chief Financial Officer, awarded $260,000.

2016 Compensatory Arrangements
The key elements of the Company’s 2016 NEO compensation program are base salary, annual cash incentive awards time-based and performance-based equity incentive awards granted under the Company’s Equity Incentive Plan (the "Plan"). The following disclosure describes the material terms of these key elements and, where applicable, the awards and target awards which have been approved by the Board, upon the recommendation of the Compensation Committee, as part of the Company’s 2016 NEO compensation program.
Base Salary and Annual Cash Incentive Awards
The following table sets forth the 2016 base salary for for each of the NEOs:

Name	2016 Base Salary

Jeff Fisher	$600,000
Dennis Craven	$375,000
Peter Willis	$345,000
Jeremy Wegner	$285,000

For each NEO, any cash bonus awards for performance in 2016 will be determined at the sole discretion of the Compensation Committee and the Board based on the Company’s execution of its business plan.

Time-Based Equity Incentive Awards
For 2016, the Board, upon the recommendation of the Compensation Committee, approved grants of long-term incentive plan units (“LTIP Units”) of the Company’s operating partnership, Chatham Lodging, LP (the “Operating Partnership”), 65% of which are time-based awards (the “2016 Time-Based LTIP Unit Award”) and 35% of which are performance-based awards (the “2016 Performance-Based LTIP Unit Award”). The grants are being made pursuant to award agreements that provide for time-based vesting (the "LTIP Unit Time-Based Vesting Agreement") or performance-based vesting (the "LTIP Unit Performance-Based Vesting Agreement").
The 2016 Time-Based LTIP Unit Awards will vest ratably on each of January 28, 2017, January 28, 2018 and January 28, 2019 (provided that the recipient remains employed by the Company through the applicable vesting date, subject to acceleration of vesting in the event of the recipient’s death, disability, termination without cause or resignation with good reason, or in the event of a change of control of the Company). Prior to vesting, a holder will be entitled to receive distributions on, and to vote, the LTIP Units that comprise the 2016 Time-Based LTIP Unit Awards. The following table sets forth the number of LTIP units granted to each NEO under the 2016 Time-Based LTIP Unit Awards:

Name	2016 Time-Based LTIP Units

Jeff Fisher	36,030
Dennis Craven	13,512
Peter Willis	9,009
Jeremy Wegner	4,506

Performance-Based Equity Incentive Awards
The Board, upon the recommendation of the Compensation Committee, also approved the 2016 Performance-Based LTIP Unit Awards. The 2016 Performance-Based LTIP Unit Awards are comprised of Class A Performance LTIP Units of the Operating Partnership (“Class A Performance LTIP Units”) that will vest only if and to the extent that (i) the Company achieves certain long-term performance criteria established by the Compensation Committee and set forth in the LTIP Unit Performance-Based Vesting Agreement and (ii) the recipient remains employed by the Company through the applicable vesting date, subject to acceleration of vesting in the event of the recipient’s death, disability, termination without cause or resignation with good reason, or in the event of a change of control of the Company.

The 2016 Performance-Based LTIP Unit Awards shall become vested based on the following:

(a) The number of Class A Performance LTIP Units that most nearly equals (but does not exceed) one-third of the Class A Performance LTIP Units issued pursuant to such 2016 Performance-Based LTIP Unit Award shall vest on January 28, 2017, if the Total Shareholder Return for the 12-month period beginning January 28, 2016 and ending on January 27, 2017 is 8% or more.

(b) The number of Class A Performance LTIP Units that most nearly equals (but does not exceed) one-third of the Class A Performance LTIP Units issued pursuant to such 2016 Performance-Based LTIP Unit Award shall vest on January 28, 2018, if the Total Shareholder Return for the 12-month period beginning January 28, 2017 and ending on January 27, 2018 is 8% or more.

(c) The number of Class A Performance LTIP Units that most nearly equals (but does not exceed) one-third of the Class A Performance LTIP Units issued pursuant to such 2016 Performance-Based LTIP Unit Award shall vest on January 28, 2019, if the Total Shareholder Return for the 12-month period beginning January 28, 2018 and ending on January 27, 2019 is 8% or more.

(d) All of the Class A Performance LTIP Units issued pursuant to such 2016 Performance-Based LTIP Unit Award (less any Class A Performance LTIP Units that previously vested under paragraphs (a), (b) or (c) above), shall vest on January 28, 2019, if the average Total Shareholder Return for the 36-month period ending on January 27, 2019 is 8% or more.

For purposes of the 2016 Performance-Based LTIP Unit Awards, "Total Shareholder Return" means, with respect to the measurement periods described in paragraphs (a), (b), (c) and (d) above, the total percentage return per common share of the Company based on the closing price of the Company’s common shares on the New York Stock Exchange (“NYSE”) on the last trading day immediately preceding the first day of the applicable measurement period compared to the closing price of the Company’s common shares on the NYSE on the last trading day of such measurement period and assuming contemporaneous reinvestment in Company common shares of all dividends and other distributions at the closing price of the Company’s common shares on the date such dividend or other distribution was paid.

The following table sets forth the number of Class Performance LTIP Units granted to each NEO under the 2016 Performance-Based LTIP Unit Awards:

Name	2016 Performance-Based LTIP Units

Jeff Fisher	19,401
Dennis Craven	7,275
Peter Willis	4,848
Jeremy Wegner	2,424

A holder of a Class A Performance LTIP Unit will generally (i) only be entitled, during the period prior to the vesting of such Class A Performance LTIP Unit, to receive 10% of the distributions made on a common unit of limited partnership interest (“Common Unit”) in the Operating Partnership (the “Pre-Vesting Distributions”), and (ii) be entitled, upon the vesting of such Class A Performance LTIP Unit, to a special one-time “catch-up” distribution equal to the aggregate amount of distributions that were paid on a Common Unit during the period prior to vesting of such Class A Performance LTIP Unit minus the aggregate amount of Pre-Vesting Distributions paid on such Class A Performance LTIP Unit. In addition, prior to the vesting of a Class A Performance LTIP Unit, the holder of such Class A Performance LTIP Unit will not be entitled to vote on such Class A Performance LTIP Unit.

The foregoing summaries of the 2016 Time-Based LTIP Unit Awards and the 2016 Performance-Based LTIP Unit Awards are qualified in their entirety by reference to the forms of LTIP Unit Time-Based Vesting Agreement and LTIP Unit Performance-Based Vesting Agreement, respectively, which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

February 1, 2016	By:	/s/ Jeremy B. Wegner

Name: Jeremy B. Wegner
Title: Senior Vice President and Chief Financial Officer